SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report - April 2, 1997

                  PEOPLES FINANCIAL CORP., INC.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


    Pennsylvania                 33-88802         25-1469914
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State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)


Ford Street and Fourth Avenue, Ford City, PA           16226
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code: (717) 763-1221
                                                   --------------

                                N/A
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   (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           On or about March 28, 1997, the Issuer mailed a Letter to Shareholders, attached as Item 7, as Exhibit 20.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           Exhibits:

           Exhibit 20 - Letter to Shareholders, dated
                        March 28, 1997

Item 8.    Change in Fiscal Year.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PEOPLES FINANCIAL CORP., INC.
                             (Registrant)


Dated: April 2, 1997         /s/ R. B. Robertson
                             ---------------------------------
                             R. B. Robertson, Chairman and
                             Chief Executive Officer

                          EXHIBIT INDEX

                                                PAGE NO.
                                                IN MANUALLY
                                                SIGNED
EXHIBIT NO.                                     ORIGINAL
-----------                                     -----------

   20            Letter to Shareholders              5
                 dated March 28, 1997